UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 8, 2015

NOVAGEN INGENIUM INC
(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE FOR THE FILING OF FORM 8-K/A

The Registrant is filing this amended to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2015, to correct the description of Dr. Jon N. Leonard’s work history in Item 5.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A. Appointment of Dr. Jon N. Leonard as a Director

On March 8, 2015, the Board of Directors of the Registrant appointed Dr. Jon N. Leonard as a director of the Registrant to hold such office until his successor is duly elected and qualified.

Since September 2012, Dr. Leonard has been the Chief Executive Officer and Chairman of the Board for Click Evidence, Inc., an Arizona corporation engaged in the development of smartphone imaging applications. From September 2002 through to May 2012, Dr. Leonard was employed by Raytheon Missile Systems Company as Senior Director of Programs, Advance Programs, and as the director of counter terrorism technology.

Mr. Leonard holds a Ph.D. in Mathematics from the University of Arizona, a M.Sc. in Aerospace Engineering from U.C.L.A. and a B.A. in Physics from the University of Arizona.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN INGENIUM INC

Date: March 13, 2015	By:	/s/ Micheal P. Nugent
Micheal P. Nugent
President & CEO